MERCURY U.S. GOVERNMENT SECURITIES FUND
                       Supplement dated June 12, 2002 to
                         Prospectus dated May 29, 2002



     Reference is made to the discussion on page 2 of the Prospectus of the proposed acquisition of assets and assumption of liabilities of Mercury U.S. Government Securities Fund (the "Fund") by Merrill Lynch U.S. Government Mortgage Fund (the "Reorganization"). In connection with the proposed Reorganization, the Fund has suspended sales of its shares effective June 14, 2002, other than pursuant to automatic investment plans, the automatic dividend reinvestment plan and certain 401(k) programs.







Code #MF-19096-0502ALL